UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                            ________________________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 27, 2004
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                          GVI SECURITY SOLUTIONS, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)

       Delaware                  000-21295              77-0436410
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(State or other jurisdiction     (Commission       (I.R.S. Employer
           of incorporation)     File Number)      Identification Number)



              1621 West Crosby, Suite 104, Carrollton, Texas 75006
              ----------------------------------------------------
               (Address of principal executive office) (Zip Code)

       Registrant's telephone number, including area code: (972) 245-7353
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         ITEM 5.   OTHER EVENTS AND REQUIRED FD DISCLOSURE.

         On May 27, 2004, GVI Security Solutions, Inc. (the "Company") closed a $15 million convertible debt financing (the "Financing") with Laurus Master Fund, Ltd. ("Laurus") under which the Company was provided with a $5 million term loan (the "Term Loan") and a $10 million accounts receivable loan facility (the "Receivable Facility"). At closing, the Company borrowed $5 million under the Term Loan and $10 million under the Receivable Facility, and used $10,016,000 of the proceeds to repay in full the indebtedness of the Company's wholly-owned subsidiary, GVI Security, Inc., to Comerica Bank. Additional proceeds of the Financing were used to increase the Company's working capital, pay closing fees to Laurus in the aggregate amount of $617,500, and pay a finder's fee in the amount of $800,000. As part of the transaction, Laurus was also issued a seven-year warrant to purchase 940,000 shares of the Company's common stock, par value $.001 per share ("Common Stock") at a price of $3.50 per share. The Company agreed to issue a similar warrant to purchase 94,000 shares of Common Stock to the finder. Borrowings under the Financing are secured by all assets of the Company and its subsidiary and mature on May 27, 2007.

         The Term Loan is evidenced by a Secured Convertible Term Note (the "Term Note") and, subject to monthly adjustments as set forth below, bears interest at an initial rate per annum equal to the prime rate (as reported in the Wall Street Journal), plus two percent, subject to a floor of six percent. Interest on the Term Loan is payable monthly commencing June 1, 2004, and amortizing payments of principal on the Term Loan are payable monthly commencing September 1, 2004. The interest rate under the Term Note is subject to downward adjustment at the end of each month as follows. If at the end of the applicable month the Company has registered the shares of Common Stock underlying the Term Note with the Securities and Exchange Commission, interest payable on the Term Note will be adjusted downward by 200 basis points (two percent) for each incremental 25 percent increase in the market price of the Common Stock, at the end of such month, in excess of the conversion price under the Term Note. The interest rate will be adjusted downward by only 100 basis point (one percent) for each incremental 25 percent increase in the market price of the Common Stock in excess of the conversion price under the Term Note in the event the Company has not registered the shares of Common Stock underlying the Term Note at such time.

         Amounts outstanding under the Term Note are convertible to Common Stock at Laurus's option at a conversion price initially equal to $2.70 per share. In addition, subject to (i) the Company having an effective registration statement with respect to the shares of Common Stock underlying the Term Note, and (ii) limitations based on trading volume of the Common Stock, scheduled principal and interest payments under the Term Note will be made in shares of Common Stock valued at the conversion price. Prepayments under the Term Note are subject to a premium in the amount of 20% of the principal being prepaid.

         Borrowings under the Receivable Facility are evidenced by a $5 million Secured Revolving Note (the "Revolving Note") and a $5 million Minimum Borrowing Note (the "MB Note" and together with the Revolving Note, the "Receivable Notes"). Subject to monthly adjustments as set forth below, borrowings under the Receivable Notes bear interest at an initial rate per annum equal to the prime rate minus two percent. The interest rate under the Receivable Notes is subject to downward adjustment at the end of each month in the same manner as provided for under the Term Note. In addition, on and after November 26, 2004, if the market price of the Common Stock is below the fixed conversion price at the end of a month, the interest rate under the Receivable Notes will be reset to equal the prime rate plus two percent.

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         Amounts outstanding under the Receivables Notes are convertible to
Common Stock at Laurus's option at a conversion price initially equal to $3.38 per share. To the extent the Company repays loans outstanding under the Receivables Notes and/or Laurus converts loans outstanding thereunder into Common Stock, the Company may reborrow or make additional borrowings under the Receivable Facility, provided that aggregate loans outstanding under the Receivable Facility at any time may not exceed the lesser of $10 million or a borrowing base equal to the sum of 90% of "eligible accounts" plus 60% of "eligible inventory" (with borrowings based on eligible inventory limited to $2 million). For each additional $5 million tranche of loans made under the Receivable Facility, the Company will issue Laurus an additional MB Note. Prepayments under the MB Note are subject to a premium in the amount of 20% of the principal being prepaid.

         The respective conversion prices under the Term Note and the Receivable Notes are subject to equitable adjustment for stock splits, stock dividends and similar events, and "weighted average" adjustment for future stock issuances by the Company (other than stock issuances in transactions specifically excepted under the Term Note and Receivable Notes).

         Pursuant to a Registration Rights Agreement entered into by the Company with Laurus in connection with the Financing, the Company has agreed to register the resale by Laurus of the shares of Common Stock underlying the Warrant, the Term Note and the MB Note (and any additional MB Note that may be issued to Laurus).

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

10.1 Securities Purchase Agreement, dated May 27, 2004, by and between GVI Security Solutions, Inc. and Laurus Master Fund, Ltd.

10.2 Secured Convertible Term Note, dated May 27, 2004, made by GVI Security Solutions, Inc. to Laurus Master Fund, Ltd.

10.3 Common Stock Purchase Warrant, dated May 27, 2004, issued to Laurus Master Fund, Ltd.

10.4 Security Agreement, dated May 27, 2004, by and between GVI Security Solutions, Inc. and Laurus Master Fund, Ltd.

10.5 Secured Convertible Minimum Borrowing Note, dated May 27, 2004, made by GVI Security Solutions, Inc. to Laurus Master Fund, Ltd.

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

10.6 Secured Revolving Note, dated May 27, 2004, made by GVI Security Solutions, Inc. to Laurus Master Fund, Ltd.

10.7 Registration Rights Agreement, dated May 27, 2004, by and between GVI Security Solutions, Inc. and Laurus Master Fund, Ltd.

10.8 Master Security Agreement, dated May 27, 2004, by GVI Security Solutions, Inc. and GVI Security, Inc. in favor of Laurus Master Fund, Ltd.

10.9 Subsidiary Guarantee, dated May 27, 2004, by GVI Security, Inc. in favor of Laurus Master Fund, Ltd.

10.10 Stock Pledge Agreement, dated May 27, 2004, by and among GVI Security Solutions, Inc. and Laurus Master Fund, Ltd.



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 7, 2004

                                     GVI SECURITY SOLUTIONS, INC.


                                     By:  /s/ Nazzareno E. Paciotti
                                        ---------------------------------------
                                          Name:  Nazzareno Paciotti
                                          Title: Chief Executive Officer and
                                                 Chief Financial Officer

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                                  EXHIBIT INDEX

No.      Description
---      -----------

10.1 Securities Purchase Agreement, dated May 27, 2004, by and between GVI Security Solutions, Inc. and Laurus Master Fund, Ltd.

10.2 Secured Convertible Term Note, dated May 27, 2004, made by GVI Security Solutions, Inc. to Laurus Master Fund, Ltd.

10.3 Common Stock Purchase Warrant, dated May 27, 2004, issued to Laurus Master Fund, Ltd.

10.4 Security Agreement, dated May 27, 2004, by and between GVI Security Solutions, Inc. and Laurus Master Fund, Ltd.

10.5 Secured Convertible Minimum Borrowing Note, dated May 27, 2004, made by GVI Security Solutions, Inc. to Laurus Master Fund, Ltd.

10.6 Secured Revolving Note, dated May 27, 2004, made by GVI Security Solutions, Inc. to Laurus Master Fund, Ltd.

10.7 Registration Rights Agreement, dated May 27, 2004, by and between GVI Security Solutions, Inc. and Laurus Master Fund, Ltd.

10.8 Master Security Agreement, dated May 27, 2004, by GVI Security Solutions, Inc. and GVI Security, Inc. in favor of Laurus Master Fund, Ltd.

10.9 Subsidiary Guarantee, dated May 27, 2004, by GVI Security, Inc. in favor of Laurus Master Fund, Ltd.

10.10 Stock Pledge Agreement, dated May 27, 2004, by and among GVI Security Solutions, Inc. and Laurus Master Fund, Ltd.

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